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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): June 30, 1997



                                 PANENERGY CORP
             (Exact name of registrant as specified in its charter)




DELAWARE                             1-8157                      74-2150460
(State of other jurisdiction       (Commission File Number)  (I.R.S. Employer of
incorporation)                                               Identification No.)



                              5400 WESTHEIMER COURT
                                 P. O. BOX 1642
                            HOUSTON, TEXAS 77251-1642
                          (Address, including zip code,
                         of principal executive offices)









        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 713-627-5400


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 30, 1997, in connection with the consummation of the acquisition of PanEnergy Corp (the "registrant") by Duke Energy Corporation ("Duke"), the registrant dismissed KPMG Peat Marwick LLP as independent auditors for the registrant. This dismissal was pursuant to a resolution adopted by the Board of Directors of Duke approving the engagement of Deloitte & Touche LLP as independent auditors for Duke and its major subsidiaries, one of which is the registrant. The decision to change accountants was approved by the registrant's Board of Directors effective June 30, 1997. KPMG Peat Marwick's reports on the consolidated financial statements of the registrant as of and for the fiscal years ended December 31, 1995 and 1996 did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the registrant's two most recent fiscal years, ending December 31, 1995 and 1996, respectively, and subsequent interim period (through June 30, 1997), there have been no disagreements with KPMG Peat Marwick, which would have caused KPMG Peat Marwick to make a reference to the subject matter of the disagreement in connection with its report. During the registrant's two most recent fiscal years, ending December 31, 1995 and 1996, respectively, and subsequent interim period (through June 30, 1997), there did not occur any of the kinds of events listed in paragraphs (a)(1)(v)(A) through (D) of Regulation S-K, Item 304.

         Effective June 30, 1997, the registrant engaged Deloitte & Touche LLP as independent auditors to audit the registrant's financial statements for the fiscal year ended December 31, 1997. During the registrant's two most recent fiscal years (1995 and 1996) and subsequent interim period (through June 30, 1997), neither the registrant nor any person acting on behalf of the registrant consulted Deloitte & Touche regarding any of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the registrant's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) or Regulation S-K, Item 304 and the related instructions); or a reportable event (as described in paragraph (a)(1)(v) of Regulation S-K, Item 304).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
             INFORMATION AND EXHIBITS.

         The following exhibit is filed herewith:


         16. Letter dated July 7, 1997 to the Commission from KPMG Peat Marwick LLP, in accordance with subparagraph (a)(3) of Item 304 of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PanEnergy Corp
                                                      (registrant)



                                             By:   _________________________
                                                     Paul F. Ferguson, Jr.
                                                     Senior Vice President
                                                     and Chief Financial Officer

Dated:     July 7, 1997



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                                  EXHIBIT INDEX


EXHIBIT                                    DESCRIPTION

16 Letter dated July 7, 1997 to the Commission from KPMG Peat Marwick LLP, in accordance with subparagraph (a)(3) of Item 304 of Regulation S-K.